Exhibit 99.3

Adaptive Medias, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

On July 15, 2014, Adaptive Medias, Inc., a Nevada corporation (the “Company”), executed a Stock Purchase Agreement (the “Agreement”) with OneScreen, Inc., a Delaware corporation (“OneScreen”), Media Graph, Inc., a Nevada corporation and OneScreen’s spun-off former subsidiary (“Media Graph”), and the shareholders of Media Graph (the “Selling Shareholders”), effective June 30, 2014, whereby the Company acquired certain assets of OneScreen, which immediately prior thereto were held by Media Graph, in exchange for 5,000,000 shares of the Company’s common stock (the “Acquisition”). On July 15, 2014, the parties to the Agreement executed the First Amendment to the Stock Purchase Agreement (the “Amendment”), which (i) amends the effective date of the Agreement to July 15, 2014, (ii) limits the scope of Section 5.04 of the Agreement to apply only to Restricted Selling Shareholders, as defined in the Amendment, and (iii) adds the Selling Shareholders as a signatory to the Agreement.

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2014 combines the historical consolidated balance sheets of Adaptive Medias, Inc. and OneScreen, Inc., giving effect to the acquisition as if it had been consummated on June 30, 2014. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2014 and for the year ended December 31, 2013 combines the historical consolidated statements of operations of Adaptive Medias, Inc. and OneScreen, Inc., giving effect to the acquisition as if it had occurred on January 1, 2013.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the:

•	Accompanying notes to the unaudited pro forma condensed consolidated financial statements;

•	Adaptive Medias, Inc.’s separate historical unaudited condensed consolidated financial statements and the related notes included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014;

•	Adaptive Medias, Inc.’s separate historical audited consolidated financial statements and the related notes for the year ended December 31, 2013 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013;

•	OneScreen, Inc.’s separate historical unaudited consolidated financial statements and related notes as of and for the six months ended June 30, 2014, included in this Current Report on Form 8-K as exhibit 99.2; and

•	OneScreen, Inc.’s separate historical audited consolidated financial statements and related notes as of and for the year ended December 31, 2013, included in this Current Report on Form 8-K as exhibit 99.1.

The unaudited pro forma condensed consolidated financial statements have been prepared for informational purposes only. The historical financial information has been adjusted to give effect to pro forma events that are: (1) directly attributable to the acquisition and (2) factually supportable and reasonable under the circumstances.

The unaudited pro forma adjustments represent management’s estimates based on information available at this time. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated. In addition, the unaudited pro forma condensed consolidated financial statements do not purport to project the future financial position or operating results of the consolidated company. The unaudited pro forma condensed consolidated financial statements do not give consideration to the impact of possible revenue enhancements, expense efficiencies, future underwriting decisions or changes in the business that may result from the acquisition.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

	June 30, 2014
	Historical			Proforma
	Adaptive Medias, Inc.	OneScreen, Inc.		Adjustments	Combined
ASSETS
Current assets:
Cash and cash equivalents	$146,995	$ 129,833	(a)	$(129,833)	$146,995
Accounts receivable, net	1,496,770	195,176	(a)	(75,552)	1,344,840
			(f)	(271,554)
Prepaid expenses	202,502	2,509	(a)	(2,509)	202,502
Total current assets	1,846,267	327,518		(479,448)	1,694,337
Property and equipment, net	5,393	84,242		-	89,635
Other assets:
Intangible assets, net	62,172	422,064	(c)	(422,064)	62,172
Investment	-	20,000	(a)	(20,000)	-
Content and publishers relationships	-	-	(c)	246,000	246,000

Developed technology, net	335,561	-	(c)	6,074,000	6,409,561

Goodwill	2,270,585	-	(c)	8,634,759	10,905,344
Deposits	60,468	-			60,468
Total other assets	2,728,786	442,064		14,512,695	17,683,545
Total assets	$4,580,446	$853,824		$14,033,247	$19,467,517

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued expenses	$2,398,160	$ 3,419,490	(a)	(3,260,865)	$2,285,231
			(f)	(271,554)

Total current liabilities	2,398,160	3,419,490		(3,532,419)	2,285,231

Other liabilities	38,433	10,311	(a)	(10,311)	38,433
Total liabilities	2,436,593	3,429,801		(3,542,730)	2,323,664

Stockholders' equity (deficit):
Preferred stock	-	-			-
Common stock	6,412	86,798	(b)	(86,798)	11,412
			(c)	5,000
Additional paid-in capital	26,599,749	33,684,884	(a)	3,043,282	41,594,749
			(b)	(36,260,861)
			(c)	14,995,000
			(c)	(467,305)
Accumulated deficit	(24,462,308)	(36,347,659	) (b)	36,347,659	(24,462,308)
				-
Total stockholders' equity (deficit)	2,143,853	(2,575,977)		17,575,977	17,143,853

Total liabilities and stockholders' equity	$4,580,446	$853,824		$14,033,247	$19,467,517

See notes to unaudited pro forma condensed consolidated financial statements.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

	For the Six Months Ended June 30, 2014
	Historical		Proforma
	Adaptive Medias, Inc.	OneScreen, Inc.	Adjustments	Combined

Revenue	$1,844,788	$630,897 (f)	$(311,282)	$2,164,403
Cost of revenue	1,168,038	1,005,133 (f)	(311,282)	1,861,889

Gross profit (loss)	676,750	(374,236)	-	302,514

Operating expenses:
Legal and professional fees	308,287	116,264		424,551
General and administrative expenses	2,240,236	2,221,867		4,462,103
Research and development	454,861	-		454,861
Selling expenses	533,924	14,262		548,186
Depreciation and amortization	239,872	209,410 (d)	1,135,332	1,584,614
Total operating expenses	3,777,180	2,561,803	1,135,332	7,474,315

Loss from operations	(3,100,430)	(2,936,039)	(1,135,332)	(7,171,801)

Other (income) expense:
Other income	(6,283)	(246,186)		(252,469)
Loss on extinguishment of debt	43,636	-		43,636
Interest expense	1,535	-		1,535
Total other (income) expense	38,888	(246,186)	-	(207,298)

Net loss	$(3,139,318)	$(2,689,853)	$(1,135,332)	$(6,964,503)

Net loss per common share - basic and diluted	$(0.56)	$(0.03)		$(0.65)

Weighted average number of common shares outstanding
Basic	5,647,959	84,384,878 (e)	(79,384,878)	10,647,959
Diluted	5,647,959	84,384,878 (e)	(79,384,878)	10,647,959

See notes to unaudited pro forma condensed consolidated financial statements.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

	For the Year Ended December 31, 2013
	Historical			Proforma
	Adaptive Medias, Inc.	OneScreen, Inc.		Adjustments	Combined

Revenue	$1,030,267	$13,097,263	(f)	$(158,146)	$13,969,384
Cost of revenue	743,959	10,434,729	(f)	(158,146)	11,020,542

Gross profit	286,308	2,662,534		-	2,948,842

Operating expenses:
Legal and professional fees	1,121,661	418,511			1,540,172
General and administrative expenses	6,558,865	7,297,201			13,856,066
Research and development	255,745	1,417,465			1,673,210
Selling expenses	-	214,803			214,803
Depreciation and amortization	342,610	428,911	(d)	2,270,664	3,042,185
Total operating expenses	8,278,881	9,776,891		2,270,664	20,326,436

Loss from operations	(7,992,573)	(7,114,357)		(2,270,664)	(17,377,594)

Other (income) expense:
Other income	-	17,510			17,510
Gain on extinguishment of debt	(15,988)	-			(15,988)
Other expense	486,396	-			486,396
Total other (income) expense	470,408	17,510		-	487,918

Net loss	$(8,462,981)	$(7,131,867)		$(2,270,664)	$(17,865,512)

Net loss per common share - basic and diluted	$(2.52)	$(0.10)			$(2.14)

Weighted average number of common shares outstanding
Basic	3,355,003	71,488,353	(e)	(66,488,353)	8,355,003
Diluted	3,355,003	71,488,353	(e)	(66,488,353)	8,355,003

See notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

On July 15, 2014, Adaptive Medias, Inc., a Nevada corporation (the “Company”), executed a Stock Purchase Agreement (the “Agreement”) with OneScreen, Inc., a Delaware corporation (“OneScreen”), Media Graph, Inc., a Nevada corporation and OneScreen’s spun-off former subsidiary (“Media Graph”), and the shareholders of Media Graph (the “Selling Shareholders”), effective June 30, 2014, whereby the Company acquired certain assets of OneScreen, which immediately prior thereto were held by Media Graph, in exchange for 5,000,000 shares of the Company’s common stock (the “Acquisition”).

The unaudited pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

The acquisition method of accounting under U.S. GAAP requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values at the acquisition date. Fair value is defined under U.S. GAAP as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Market participants are assumed to be buyers and sellers in the principal (or most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. Fair value measurements can be highly subjective and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Note 2 – Pro Forma Condensed Consolidated Financial Statements

The accompanying unaudited pro forma condensed consolidated financial statements present the pro forma condensed consolidated financial position and results of operations of the consolidated company based upon the historical consolidated financial statements of Adaptive Medias, Inc. and OneScreen Inc., after giving effect to the acquisition and adjustments described in the following footnotes, and are intended to reflect the impact of the acquisition on Adaptive Medias, Inc. on a pro forma basis.

The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2014 combines the historical consolidated balance sheets of Adaptive Medias, Inc. and OneScreen, Inc., giving effect to the Acquisition as if it had been consummated on June 30, 2014 and included pro forma adjustments for valuations by management of certain tangible and intangible assets as of the acquisition date. These adjustments are subject to further revision upon finalization of the fair value determinations.

The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2014 and for the year ended December 31, 2013 combine the historical consolidated statements of operations of Adaptive Medias, Inc. and OneScreen, Inc., giving effect to the acquisition as if it had occurred on January 1, 2013.

Given that Adaptive Medias, Inc. acquired all of OneScreen, Inc.’s key operating assets, elimination of specified assets and liabilities not acquired or assumed by the Company is depicted in the accompanying unaudited pro forma condensed consolidated financial statements presenting the effects of the Acquisition.

The accompanying unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only.

Note 3 – Acquisition

The Acquisition is being accounted for as an “acquisition”, in which Adaptive Medias, Inc. is deemed to be the acquirer and accounting predecessor and OneScreen, Inc. is deemed to be the acquiree, under the acquisition method of accounting in accordance with the Financial Accounting Standards Board’s Accounting Standard Codification (“ASC”) Topic 805, Business Combinations using the fair value concepts defined in ASC Topic 820, Fair Value Measurement and Disclosures. The acquisition method of accounting requires, among other things, that all assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date.

Under the acquisition method of accounting, the total estimated purchase price is allocated to Adaptive Medias, Inc.’s tangible and intangible assets and liabilities based on their estimated fair values at the date of the completion of the acquisition (July 15, 2014). The following table summarizes the preliminary allocation of the purchase price:

Asset Acquired:	($ in thousands)
Net other assets	$-
Fixed assets	82
Assembled workforce	596
Developed technology	6,074
Content and publisher relationships	246
Goodwill (excluding assembled workforce)	8,017
Total consideration, including assumed liabilities	$15,015

Assets acquired and liabilities assumed are recognized based on an estimate of their fair value as of the Acquisition date. The estimated fair values were determined based on management’s best estimates at the time of this filing. Estimates and assumptions are subject to change upon the receipt of management’s review of the final amounts and final tax returns. Any deferred taxes or deferred tax liabilities will be recognized upon the completion of these valuations, if applicable.  This final evaluation of net assets acquired is expected to be completed as soon as a final accounting is performed but no later than one year from the Acquisition date. Any future changes in the value of the net assets acquired will be offset by a corresponding change in goodwill.

Note 4 - Pro Forma Adjustments

Pro forma adjustments are necessary to reflect the allocation of the estimated purchase price and to reflect amounts related to Adaptive Medias, Inc.’s net tangible and intangible assets and liabilities at an amount equal to the preliminary estimate of their fair values.

The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows:

a)	To remove assets not acquired and liabilities not assumed in the Acquisition.

b)	To eliminate remaining equity (deficit) of OneScreen, Inc.

c)	To record issuance of 5,000,000 shares of Adaptive Medias, Inc.’s common stock at $3.00 per share, less removal of existing equity (deficit) of OneScreen, Inc., allocated to write-up assets to fair value based on preliminary purchase price allocation.

d)	To record amortization on fair value of intangible assets acquired: content and publisher relationships over 1 year and developed technology over 3 years.

e)	To adjust the weighted average shares outstanding to reflect the elimination of OneScreen, Inc. common shares and the issuance of the 5,000,000 common shares of Adaptive Medias, Inc. from the Acquisition.

f)	To eliminate transactions between Adaptive Medias, Inc. and OneScreen, Inc.

Note 5 – Loss per Share

Basic net loss per common share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period. Diluted net loss per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents. In periods when losses are reported, which is the case for all periods presented in these unaudited pro forma condensed consolidated financial statements, the weighted-average number of common shares outstanding excludes common stock equivalents because their inclusion would be anti-dilutive.

The consolidated entity’s financial statements are prepared as if the transaction had been completed at the beginning of each period presented. The net loss and shares used in computing the net loss per share for the year ended December 31, 2013 and the six months ended June 30, 2014 is based on weighted average common shares of Adaptive Medias, Inc. outstanding during the respective periods. The effect of the additional shares of common stock issued as part of the Acquisition has been included for purposes of presenting the unaudited pro forma net loss per share.